UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

HEMISPHERE MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

4000 Ponce de Leon Boulevard

Suite 650

Coral Gables, FL 33146

(Address of principal executive offices) (Zip Code)

(305) 421-6364 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HMTV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 6, 2021, Hemisphere Media Group, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (“Initial Form 8-K”) to disclose that HMTV DTC, LLC, a wholly-owned, indirect subsidiary of the Company, completed the acquisition of all of the issued and outstanding equity interests of Pantaya, LLC (“Pantaya”) that the Company did not already own (the “Acquisition”).

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends and supplements Item 9.01 of the Initial Form 8-K to provide the historical financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were omitted from the Initial Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K. This Amendment should be read in connection with the Initial Form 8-K, which provides a more complete description of the Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Pantaya, LLC audited consolidated financial statements for the fiscal years ended March 31, 2021 and March 31, 2020, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company as of and for the year ended December 31, 2020, giving effect to the Acquisition, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Ernst & Young LLP, independent auditors
99.1	Pantaya, LLC audited consolidated financial statements for the fiscal years ended March 31, 2021 and March 31, 2020
99.2	Unaudited pro forma consolidated financial statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 16, 2021

HEMISPHERE MEDIA GROUP, INC.

By:	/s/ Alex J. Tolston
Name: Alex J. Tolston
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary